Supplement dated April 3, 2024

to the Prospectuses each dated May 1, 2023, as supplemented, for:

Variable Life Select

Issued by Massachusetts Mutual Life Insurance Company in New York and Puerto Rico

and MML Bay State Life Insurance Company in all other states

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement revises the above-referenced prospectuses (“Prospectuses”):

•	The third paragraph of the Subsequent Premiums subsection of the Premium section is deleted and replaced with the following:

If you or the premium payer receives a single bill for multiple insurance policies, subsequent premium payments must be sent to:

Regular Mail: MassMutual APM Processing Center PO Box 92485 Chicago, IL 60675-2485	Overnight Mail: MassMutual 5450 N. Cumberland Ave. Suite 100 Lockbox 92485 Chicago, IL 60656

For all other policies, subsequent premium payments must be sent to:

Regular Mail: MassMutual PO Box 92483 Chicago, IL 60675-2483	Overnight Mail: MassMutual 5450 N. Cumberland Ave. Suite 100 Lockbox 92483 Chicago, IL 60656

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Administrative Office at (800) 272-2216 8 a.m.–5 p.m. Eastern Time.

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